UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/16/2009

Encorium Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21145

Delaware	56-1668867
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenhardie Corporate Center,
1275 Drummers Lane, Suite 300, Wayne, Pennsylvania 19807
(Address of principal executive offices, including zip code)

610-975-9533
(Registrant’s telephone number, including area code)

One Glenhardie Corporate Center,
1275 Drummers Lane, Suite 100, Wayne, Pennsylvania 19807
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Asset Purchase Agreement

On July 16, 2009 Encorium Group, Inc. ("Encorium" or the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Pierrel Research USA Inc. ("Pierrel"), a wholly-owned subsidiary of Pierrel SpA, an international contract research organization traded on Milano's stock exchange pursuant to which Pierrel purchased the assets of the Company's US line of business on July 16, 2009 (the "Asset Sale"). The purchase price was approximately $2.6 million, comprised of $80,000 in cash paid at closing and the assumption of approximately $2.5 million of liabilities. The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pledge Agreement

Pursuant to the terms of the Asset Purchase Agreement, the Company has agreed to indemnify Pierrel for claims made after closing and for which written notice has been given to Encorium prior to October 31, 2009 relating to, among other things: liabilities retained by Encorium, breaches of the Asset Purchase Agreement by Encorium, and breaches of the representations and warranties made by Encorium. Except in cases of fraud, the cumulative aggregate indemnification obligation of Encorium under the Asset Purchase Agreement is capped at $200,000. To secure the Company's indemnification obligations under the Asset Purchase Agreement, the Company has pledged 649 shares of Common Stock of Encorium Oy, its wholly owned subsidiary (the "Pledged Shares"), pursuant to the terms of the Pledge Agreement between Encorium and Pierrel dated July 16, 2009 (the "Pledge Agreement"). Among other things, the Pledge Agreement provides that if the Pledged Shares are sold by Encorium prior to the termination of the Pledge Agreement, the Company will substitute $200,000 cash collateral for the Pledged Shares.

The foregoing description is qualified in its entirety by reference to the Pledge Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report of Form 8-K and incorporated herein by reference.

Separation and Mutual Release Agreement with Dr. Ginsberg

In connection with the closing of the Asset Sale, the Board of Directors of the Company requested that Dr. Ginsberg resign as Chief Executive Officer of the Company and join Pierrel as its Chief Executive Officer. On July 16, 2009 the Company entered into a Separation and Mutual Release Agreement with Dr. Ginsberg pursuant to which, in connection with Dr. Ginsberg's resignation, and in settlement of any amounts that may otherwise be due pursuant to the Employment Agreement between the Company and Dr. Ginsberg dated December 3, 2008 and the Severance Agreement between the Company and Dr. Ginsberg dated December 3, 2008, the Company has agreed to pay Dr. Ginsberg $250,000, payable in installments. The foregoing description is qualified in its entirety by reference to the Separation and Mutual Release Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report of Form 8-K and incorporated herein by reference.

Eighth Amendment of Lease

In connection with the consummation of the Asset Sale, on July 19, 2009 the Company entered into an Eighth Amendment of Lease (the "Eighth Amendment of Lease") with Glenhardie Partners, LP (the "Landlord") pursuant to which the Landlord has agreed to release the Company from its remaining lease obligations relating to the lease of the Company's U.S. headquarters in Wayne, Pennsylvania for a termination fee of $235,000 and the waiver of any rights to the Company's security deposit of approximately $20,000. The foregoing description is qualified in its entirety by reference to the Eighth Amendment of Lease, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement

Eighth Amendment of Lease

In connection with the consumation of the Asset Sale, the Company's remaining lease obligations under its lease with Glenhardie Partners, LP for its headquarters located in Wayne, Pennsylvania were terminated. See description of "Eighth Amendment of Lease" in Item 1.01 which is incorporated in this Item 1.02 by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On July 16, 2009 the Company closed the Asset Sale pursuant to the terms of the Asset Purchase Agreement dated July 16, 2009. See description of "Asset Purchase Agreement" in Item 1.01 which is incorporated in this Item 2.01 by reference.

Item 2.05.    Costs Associated with Exit or Disposal Activities

In connection with Asset Sale the Company expects to incur a pre-tax cash charge of approximately $900,000 during 2009 consisting primarily of employee termination costs and the termination fee associated with the Eighth Amendment of Lease.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Severance Agreement with Dr. Ginsberg

On July 16, 2009 Dr. Ginsberg resigned as Chief Executive Officer of the Company. On July 16, 2009 the Company entered into a Separation and Mutual Release Agreement with Dr. Ginsberg. See description of "Separation and Mutual Release Agreement with Dr. Ginsberg" in Item 1.01 which is incorporated in this Item 5.02 by reference.

Termination of Dr. Linda Nardone, Ph.D., Chief Operating Officer

In connection with closing of the Asset Sale Dr. Linda Nardone's employment with the Company was terminated effective as of July 15, 2009.

Item 9.01.    Financial Statements and Exhibits

(b)Exhibits

2.1 Asset Purchase Agreement between Encorium Group, Inc. and Pierrel Research USA Inc. dated July 16, 2009.

10.1 Pledge Agreeement between Encorium Group, Inc. and Pierrel Research USA Inc. dated July 16, 2009.

10.2 Separation and Mutual Release Agreement between Encorium Group, Inc. and Dr. David Ginsberg dated July 16, 2009.

10.3 Eighth Amendment of Lease by and among Glenhardie Partners, LP, Encorium Group, Inc., and Pierrel Research USA Inc. dated July 16, 2009.

99.1 Press Release dated July 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encorium Group, Inc.

Date: July 22, 2009	By:	/s/ Philip L. Calamia
Philip L. Calamia
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-2.1	Asset Purchase Agreement between Encorium Group, Inc. and Pierrel Research USA Inc. dated July 16, 2009.
EX-10.1	Pledge Agreement between Encorium Group, Inc. and Pierrel Research USA Inc. dated July 16, 2009
EX-10.2	Separation and Mutual Release Agreement between Encorium Group, Inc. and Dr. David Ginsberg dated July 16, 2009
EX-10.3	Eighth Amendment to Lease by and among Glenhardie Partners, LP, Encorium Group, Inc. and Pierrel Research USA Inc. dated July 16, 2009
EX-99.1	Press Release dated July 17, 2009